SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): April 12, 2019

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)

Registrant’s telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
Concurrent with the filing of our Proxy Statement dated April 12, 2019, we are disclosing that the ProAssurance Board of Directors has nominated Maye Head Frei and Edward L. Rand, Jr. for election to the Board of Directors. If elected, Ms. Frei will serve a term ending at the annual meeting of stockholders to be held in 2022 and Mr. Rand will serve a term ending at the annual meeting of stockholders to be held in 2020. Ms. Frei is nominated to replace John J. McMahon, Jr., who will not stand for re-election due to age-related requirements as set forth in our By-Laws.
Ms. Frei serves as the Chairman of Ram Tool Construction Supply Company based in Birmingham, Alabama, where she has been serving in various roles since 1997. Ram Tool is a family-owned construction supply distributor and one of the largest women-owned businesses in Alabama. Ms. Frei holds a B.A. in History from Yale University, and she has completed post-graduate studies at the Sorbonne in Paris, France. She serves on the Board of Trustees for the Birmingham Museum of Art and the Board of Trustees for the Highlands School in Birmingham. In addition, she serves on the boards of the Hugh Kaul Foundation and the Alabama Trails Foundation.
Mr. Rand is our President and Chief Operating Officer, having been appointed as Chief Operating Officer of ProAssurance on January 17, 2018, and as President of ProAssurance on December 3, 2018. Prior to joining ProAssurance as Chief Financial Officer in November of 2004, Mr. Rand was Chief Accounting Officer and Head of Corporate Finance for PartnerRe Ltd. from 2000 to 2004. He also served as the Chief Financial Officer of Atlantic American Corporation from 1996 to 2000, and Controller of United Capitol Insurance Company from 1992 to 1996. Prior to this time, Mr. Rand was employed by Coopers & Lybrand, a predecessor of PricewaterhouseCoopers LLP, for four years. Mr. Rand is a graduate of Davidson College, where he received a B.A. in Economics.
Additionally, the Board of Directors has nominated the following incumbent directors to serve a term ending at the annual meeting of stockholders to be held in 2022: Kedrick D. Adkins Jr., C.P.A., Bruce D. Angiolillo, J.D., and W. Stancil Starnes, J.D. Their current terms expire at this year’s annual meeting of shareholders, to be held on May 22, 2019 at 9:00AM Central Time at our headquarters in Birmingham, Alabama.

SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 12, 2019

PROASSURANCE CORPORATION

By: /s/ Frank B. O’Neil
Frank B. O’Neil
Senior Vice President

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